UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06481
                                                     ---------

                       FRANKLIN MUNICIPAL SECURITIES TRUST
                       -----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end: 5/31
                         ----

Date of reporting period: 11/30/08
                          ---------

      ITEM 1. REPORTS TO STOCKHOLDERS.




NOVEMBER 30, 2008

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

SEMI ANNUAL REPORT AND SHAREHOLDER LETTER                        TAX-FREE INCOME

                                   (GRAPHIC)

                                    FRANKLIN
                           MUNICIPAL SECURITIES TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See
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                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Municipal Bond Market Overview ............................................    5
Franklin California High Yield Municipal Fund .............................    8
Franklin Tennessee Municipal Bond Fund ....................................   17
Financial Highlights and Statements of Investments ........................   24
Financial Statements ......................................................   47
Notes to Financial Statements .............................................   51
Shareholder Information ...................................................   60

Shareholder Letter

     Dear Shareholder:

     During the six-month period ended November 30, 2008, the U.S. economy grew at a moderate pace before showing signs of weakness and possible recession. In 2008, gross domestic product (GDP) posted annualized growth rates of 2.8% in the second quarter and an estimated -0.5% in the third quarter. The national housing market continued its severe correction with drops in housing starts and prices. Additionally, the unemployment rate rose from 5.5% to 6.8% over the six-month period.(1)

     In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to 1.00% by period-end. The Federal Reserve Board's (Fed's) challenge in managing monetary policy is to avoid economic recession while not stoking long-term inflation by lowering short-term rates too aggressively. Despite erratic data on inflation, the Fed appears to believe that given the worsening economy and steep decline in prices of oil and various commodities, inflation may not be as large a threat to the economy as some had predicted earlier this year. As we write this letter in early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

(1.) Source: Bureau of Labor Statistics.

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                      Not part of the semiannual report | 1

     But it was the freezing of credit and financial markets in the U.S. and the rest of the world that was the dominant -- and still developing -- story. Despite various attempts by the Fed and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac and American International Group (AIG), fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. In September alone, Merrill Lynch was acquired by Bank of America, the venerable Lehman Brothers filed for bankruptcy and Washington Mutual was sold. In addition, Morgan Stanley and Goldman Sachs decided to become commercial banks and abandon the investment bank model that had long epitomized Wall Street. In early October, Wells Fargo took over Wachovia. These momentous events shook the confidence of investors the world over and led to growing demands for the U.S. government to craft a rescue plan so that banks can provide adequate liquidity. Hopes of a financial bailout suffered a setback after the U.S. House of Representatives failed to pass a rescue package near the end of September. In early October, however, the Senate and House approved a modified troubled asset relief plan, or TARP. As the crisis of confidence and the credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. In the U.S., additional steps were taken to prevent a worsening of the economic situation. Included among those steps was the "rescue" of Citigroup in November 2008. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 4.06% to 2.93% over the period.

     Almost every major market except for Treasuries and gold experienced unusually negative performance during the reporting period. The municipal bond market, as measured by the Barclays Capital (BC; formerly, Lehman Brothers)


                      2 | Not part of the semiannual report

     Municipal Bond Index, lost 4.98% for the review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, lost 14.77% for the six-month period.(3) We believe it is especially important during such challenging times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Difficult times can provide favorable long-term opportunities for investors with discipline and a sound investment plan.

     In the enclosed semiannual report for Franklin Municipal Securities Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2008 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                      Not part of the semiannual report | 3

     Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      4 | Not part of the semiannual report

Semiannual Report

Municipal Bond Market Overview

     The six-month period ended November 30, 2008, proved difficult for most asset classes including municipal bonds as financial markets felt the negative impact of mortgage loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to financial assets. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes.

     The municipal bond insurance industry faced particular difficulties. Rising levels of mortgage defaults during the reporting period, combined with the bond insurers' exposure to mortgage-related securities, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative. At period-end, only new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.) had a rating of AAA by S&P and Moody's.

     Illiquidity plagued the financial markets as they felt the impact of perceived weakness in the bond insurance industry. As the stronger insurance companies emerged, the market absorbed the issuance of debt enhanced by AAA insurance. Insured bonds had a -5.66% return, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Insured Municipal Bond Index.(1)

     Investors should be aware that insurance companies generally provide coverage for municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(2) Ultimately, the underlying credit quality of state

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Insured Municipal Bond Index is composed of all the insured bonds in the BC Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

(2.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.


                              Semiannual Report | 5
     and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

     Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

     Over the six-month reporting period, investors turned to the perceived safety of Treasuries to avoid the liquidity challenges facing most other asset classes, including municipal securities. Financial institutions that typically provide liquidity faced balance sheet concerns that restricted their capital, which in turn negatively impacted municipal bond liquidity and prices. Demand from institutional investors -- including property and casualty insurers, tender option bond programs and mutual funds that experienced net redemptions -- also faltered. Additionally, investors required municipalities to provide greater compensation for taking on risk, leading to wider spreads for credit-driven securities. As a result, the municipal bond market significantly underperformed the U.S. Treasury market. For the six-month period ended November 30, 2008, the BC Municipal Bond Index had a -4.98% total return compared with the +8.46% return of the BC U.S. Treasury Index.(3) The long end of the municipal bond market underperformed the most, as the BC Municipal Long Bond Index (composed of bonds with maturities of 22 years and longer) had a -14.77% total return during the six months under review.(4)

(3.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(4.) Source: (C) 2008 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                              6 | Semiannual Report

     On November 30, 2008, two-year, 10-year and 30-year Treasury yields were 1.00%, 2.93% and 3.44%, respectively. In comparison, according to Municipal Market Data, the yields on the municipal bond AAA yield curve were 2.13%, 4.02% and 5.38% for two-year, 10-year and 30-year municipal bonds, respectively. It is highly unusual for municipal bonds of AAA credit quality to continue to offer greater yields than comparable Treasury bonds. We believe this market phenomenon is primarily due to liquidity constraints and not a fundamental change in the credit quality of comparably rated municipal securities.

     THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF NOVEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUNDS. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              Semiannual Report | 7

Franklin California
High Yield Municipal Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities including higher yielding, lower-rated securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 11/30/08**

                                  (PIE CHART)

AAA.........................    5.3%
AA..........................   10.4%
A...........................   16.5%
BBB.........................   13.6%
Below Investment Grade......    4.7%
Not Rated by S&P............   49.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --        4.8%
AA                         0.6%        --
A                          1.7%       3.8%
BBB or Baa                 2.9%      12.9%
Below Investment Grade      --       22.8%
                           ---       ----
Total                      5.2%      44.3%

This semiannual report for Franklin California High Yield Municipal Fund covers the period ended November 30, 2008.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.


                              8 | Semiannual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $9.70 on May 31, 2008, to $8.08 on November 30, 2008. The Fund's Class A shares paid dividends totaling 24.42 cents per share for the reporting period.(2) The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.90%, based on an annualization of the current 4.15 cent per share monthly dividend and the maximum offering price of $8.44 on November 30, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 10.01% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

STATE UPDATE

California continued to face the same economic challenges that have plagued it for some time. During the period under review, the combined effects of the subprime mortgage and credit crises continued to erode the state's real estate values and increase foreclosure rates. Median sales prices in the first quarter of 2008 were down 20% in the state, compared with only 6% for the nation.(3) Also, in October, California had the highest number of foreclosure filings in the nation.(4) These conditions contributed to lower employment levels in the financial activities, construction and retail trade sectors. In November 2008, the state's unemployment rate was 8.4%, which far surpassed the national level of 6.8%.(5)

In late September, Governor Arnold Schwarzenegger signed the most overdue budget in the state's history. Passage of the state budget was 85 days late due to a partisan legislative standoff over how to close California's $15.2 billion deficit.(6) Legislative Republicans opposed increasing taxes, while Democrats sought budget cuts and higher taxes on corporations and the wealthiest Californians. The final version of the state budget included $7.1 billion in spending cuts, $9.3 billion in additional revenue and $1.2 billion for reserves.(7, 8) The budget also required individuals and businesses that make quarterly tax


(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Moody's Investors Service, "High Profile New Issue, California
     (State of)," June 2008.

(4.) Source: RealtyTrac(R), "October 2008 U.S. Foreclosure Market Report(TM),"
     October 2008.

(5.) Source: Bureau of Labor Statistics.

(6.) Source: Standard & Poor's, "State Review: California," RATINGSDIRECT,
     10/24/08.

(7.) Source: SAN FRANCISCO CHRONICLE, "Budget Approved Despite Governor's
     Threatened Veto," 9/16/08.

(8.) Source: Associated Press, "Schwarzenegger Signs California Budget 85 Days
     Late," 9/23/08.


                             Semiannual Report | 9

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund

                             DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
June        4.08 cents   3.66 cents   3.67 cents     4.16 cents
July        4.08 cents   3.66 cents   3.67 cents     4.16 cents
August      4.08 cents   3.66 cents   3.67 cents     4.16 cents
September   4.12 cents   3.70 cents   3.70 cents     4.19 cents
October     4.12 cents   3.70 cents   3.70 cents     4.19 cents
November    4.12 cents   3.70 cents   3.70 cents     4.19 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

payments to pay more in the first six months, a change that will provide nearly half the additional revenue. The budget, however, did not address the structural imbalance between revenue and spending. Passage of the state budget freed up billions of dollars to pay medical clinics, nursing homes, daycare centers and contract vendors.

Independent rating agency Standard & Poor's issued the state an A+ rating with a stable outlook, reflecting the state's large and diverse economy and rising but moderate net tax-supported debt levels.(9) Total long-term net tax-backed debt per capita was $1,681 or 3.8% of personal income.(3)

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

(9.) This does not indicate Standard & Poor's rating of the Fund.


                             10 | Semiannual Report

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a positive sloping municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund 11/30/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Tax-Supported                                   38.9%
Hospital & Health Care                          15.3%
Prerefunded                                      9.4%
Transportation                                   8.8%
General Obligation                               7.1%
Other Revenue                                    7.0%
Higher Education                                 5.9%
Utilities                                        5.1%
Subject to Government Appropriations             1.3%
Housing                                          1.2%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 11

Performance Summary as of 11/30/08

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FCAMX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.62     $8.08     $9.70
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.2442

CLASS B (SYMBOL: FBCAX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.63     $8.12     $9.75
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.2193

CLASS C (SYMBOL: FCAHX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$1.63     $8.12     $9.75
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.2196

ADVISOR CLASS (SYMBOL: FVCAX)               CHANGE   11/30/08   5/31/08
-----------------------------               ------   --------   -------
Net Asset Value (NAV)                       -$1.63     $8.08     $ 9.71
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.2487


                             12 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                      -------            ------   ------   -------
Cumulative Total Return(1)                   -14.39%            -15.59%   +3.33%  +26.48%
Average Annual Total Return(2)               -18.02%            -19.20%   -0.22%   +1.93%
Avg. Ann. Total Return (12/31/08)(3)                            -23.38%   -1.77%   +1.22%
   Distribution Rate(4)                                 5.90%
   Taxable Equivalent Distribution Rate(5)             10.01%
   30-Day Standardized Yield(6)                         5.96%
   Taxable Equivalent Yield(5)                         10.11%
   Total Annual Operating Expenses(7)                   0.62%

CLASS B                                      6-MONTH            1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------            ------   ------   ------------------
Cumulative Total Return(1)                   -14.65%            -16.08%   +0.43%        +32.14%
Average Annual Total Return(2)               -17.98%            -19.28%   -0.24%         +3.21%
Avg. Ann. Total Return (12/31/08)(3)                            -23.45%   -1.78%         +2.39%
   Distribution Rate(4)                                  5.57%
   Taxable Equivalent Distribution Rate(5)               9.45%
   30-Day Standardized Yield(6)                          5.66%
   Taxable Equivalent Yield(5)                           9.60%
   Total Annual Operating Expenses(7)                    1.17%

CLASS C                                      6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                      -------            ------   ------   -------
Cumulative Total Return(1)                   -14.65%            -16.07%   +0.52%  +19.78%
Average Annual Total Return(2)               -15.48%            -16.87%   +0.10%   +1.82%
Avg. Ann. Total Return (12/31/08)(3)                            -21.20%   -1.47%   +1.11%
   Distribution Rate(4)                                  5.59%
   Taxable Equivalent Distribution Rate(5)               9.48%
   30-Day Standardized Yield(6)                          5.65%
   Taxable Equivalent Yield(5)                           9.58%
   Total Annual Operating Expenses(7)                    1.17%

ADVISOR CLASS(8)                             6-MONTH            1-YEAR   5-YEAR   10-YEAR
----------------                             -------            ------   ------   -------
Cumulative Total Return(1)                   -14.43%            -15.59%   +3.53%  +26.72%
Average Annual Total Return(2)               -14.43%            -15.59%   +0.70%   +2.40%
Avg. Ann. Total Return (12/31/08)(3)                            -19.89%   -0.87%   +1.68%
   Distribution Rate(4)                                  6.25%
   Taxable Equivalent Distribution Rate(5)              10.60%
   30-Day Standardized Yield(6)                          6.28%
   Taxable Equivalent Yield(5)                          10.65%
   Total Annual Operating Expenses(7)                    0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/08.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined federal and California state personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 11/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -15.09% and -7.70%.


                             14 | Semiannual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING        EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                             6/1/08     11/30/08   6/1/08-11/30/08
                                           ---------   ---------   ---------------
CLASS A
Actual                                       $1,000    $  856.10        $2.88
Hypothetical (5% return before expenses)     $1,000    $1,021.96        $3.14
CLASS B
Actual                                       $1,000    $  853.50        $5.44
Hypothetical (5% return before expenses)     $1,000    $1,019.20        $5.92
CLASS C
Actual                                       $1,000    $  853.50        $5.44
Hypothetical (5% return before expenses)     $1,000    $1,019.20        $5.92
ADVISOR CLASS
Actual                                       $1,000    $  855.70        $2.42
Hypothetical (5% return before expenses)     $1,000    $1,022.46        $2.64

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             16 | Semiannual Report

Franklin Tennessee Municipal Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*

Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 11/30/08**

                                   (PIE CHART)

AAA ...............   12.0%
AA ................   41.4%
A .................   10.3%
BBB ...............    2.8%
Not Rated by S&P ..   33.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     3.7%       --
AA            15.2%       --
A             11.2%       --
BBB            1.5%      1.9%
              ----       ---
Total         31.6%      1.9%

This semiannual report for Franklin Tennessee Municipal Bond Fund covers the period ended November 30, 2008.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.04 on May 31, 2008, to $10.13 on November 30, 2008. The

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                             Semiannual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee Municipal Bond Fund Class A

MONTH       DIVIDEND PER SHARE
-----       ------------------
June            3.80 cents
July            3.80 cents
August          3.80 cents
September       3.80 cents
October         3.80 cents
November        3.80 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund's Class A shares paid dividends totaling 22.62 cents per share for the reporting period.(2) The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.31%. An investor in the 2008 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 7.05% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

During the period under review, Tennessee's economy continued to feel the effects of the nationwide economic downturn and the subprime mortgage and credit crises. The state's foreclosure rate, while still high, improved toward the end of the period largely as a result of newly enacted laws that slowed the pace at which lenders moved forward with foreclosures. Home sales, however, continued to fall and dropped to the lowest levels in a decade. These conditions contributed to a drop in manufacturing sector employment levels. Other sectors that lost jobs included trade, transportation and utilities; financial activities; and leisure and hospitality. In November 2008, the state's unemployment rate was 6.9%, which was slightly higher than the national rate of 6.8%.(3)

Weak economic conditions also continued to negatively impact Tennessee's budget during the period under review. Historically, sales taxes provide the lion's share of budgeted tax revenues. The slowdown in consumer spending caused sales tax collections to underperform by $195 million, and the housing slump caused property tax delinquencies to increase.(4) As a result of declining tax revenues, the state reduced its revenue growth projection for fiscal year 2009 and implemented a number of budget cuts.

Despite budgetary stress brought on by the sales tax shortfall, Tennessee's debt burden still remained very low at slightly more than $200 per capita, which has been consistently less than 2% of per capita personal income over the past decade.(5) The state's full funding of its annual required contribution to the retirement system kept the debt burden low.

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation debt an AA+ rating with a stable outlook.(6) This rating reflected the state's good reserve levels, stable overall economy and low debt burden.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Tennessee (State of),"
     8/18/08.

(5.) Source: Standard & Poor's, "Research: Tennessee; General Obligation,"
     RATINGSDIRECT, 8/19/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                             18 | Semiannual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We took advantage of strong retail demand for highly rated essential service bonds and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, we reinvested the proceeds in securities with current coupons with better call protection in a higher interest rate environment. We found value in some credit-driven securities (rated between AA and A) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite our finding value in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund 11/30/08

                          % OF TOTAL
                           LONG-TERM
                         INVESTMENTS*
                         ------------
Utilities                   36.9%**
Prerefunded                 25.2%
General Obligation          12.4%
Hospital & Health Care      10.0%
Higher Education             7.2%
Transportation               4.6%
Housing                      2.1%
Other Revenue Bonds          1.1%
Tax-Supported                0.5%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                             Semiannual Report | 19

Performance Summary as of 11/30/08

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRTIX)                     CHANGE   11/30/08   5/31/08
-----------------------                     ------   --------   -------
Net Asset Value (NAV)                       -$0.91    $10.13     $11.04
DISTRIBUTIONS (6/1/08-11/30/08)
Dividend Income                   $0.2262

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                      6-MONTH          1-YEAR    5-YEAR   10-YEAR
-------                                      -------          ------   -------   -------
Cumulative Total Return(2)                    -6.25%          -5.34%   +10.30%   +39.83%
Average Annual Total Return(3)               -10.23%          -9.40%    +1.10%    +2.96%
Avg. Ann. Total Return (12/31/08)(4)                          -7.65%    +1.37%    +3.14%
   Distribution Rate(5)                                4.31%
   Taxable Equivalent Distribution Rate(6)             7.05%
   30-Day Standardized Yield(7)                        3.95%
   Taxable Equivalent Yield(6)                         6.46%
   Total Annual Operating Expenses(8)
      Without Waiver                                   0.75%
      With Waiver                                      0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES OF THE FUND) DO NOT EXCEED 0.60%, (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 9/30/09.


                             20 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.91%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the current 3.80 cent per share monthly dividend and the maximum offering price of $10.58 per share on 11/30/08.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/08.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 21

Your Fund's Expenses

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING        EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
CLASS A                                      6/1/08     11/30/08   6/1/08-11/30/08
-------                                    ---------   ---------   ---------------
Actual                                       $1,000    $  937.50        $3.40
Hypothetical (5% return before expenses)     $1,000    $1,021.56        $3.55

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.70%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 23

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                               SIX MONTHS
                                                 ENDED
                                                NOVEMBER                          YEAR ENDED MAY 31,
                                                30, 2008    -------------------------------------------------------------
CLASS A                                       (UNAUDITED)      2008          2007         2006         2005        2004
-------                                       -----------   ----------    ----------   ----------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ......   $   9.70      $    10.44    $    10.31   $    10.39    $   9.94    $  10.21
                                              --------      ----------    ----------   ----------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...............       0.25            0.49          0.48         0.50        0.53        0.56
   Net realized and unrealized gains
      (losses) ............................      (1.63)          (0.76)         0.13        (0.08)       0.47       (0.28)
                                              --------      ----------    ----------   ----------    --------    --------
Total from investment operations ..........      (1.38)          (0.27)         0.61         0.42        1.00        0.28
                                              --------      ----------    ----------   ----------    --------    --------
Less distributions from net investment
   income .................................      (0.24)          (0.47)        (0.48)       (0.50)      (0.55)      (0.55)
                                              --------      ----------    ----------   ----------    --------    --------
Redemption fees(c) ........................         --(d)           --(d)         --           --(d)       --(d)       --
                                              --------      ----------    ----------   ----------    --------    --------
Net asset value, end of period ............   $   8.08      $     9.70    $    10.44   $    10.31    $  10.39    $   9.94
                                              ========      ==========    ==========   ==========    ========    ========
Total return(e) ...........................     (14.39)%         (2.58)%        6.03%        4.13%      10.26%       2.81%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..................................       0.62%           0.62%         0.62%        0.62%       0.64%       0.65%
Net investment income .....................       5.46%           4.87%         4.58%        4.80%       5.22%       5.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $953,773      $1,204,191    $1,329,255   $1,067,011    $777,960    $548,292
Portfolio turnover rate ...................       5.63%          26.43%         3.34%       11.18%       5.43%       8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                               SIX MONTHS
                                                 ENDED
                                                NOVEMBER                    YEAR ENDED MAY 31,
                                                30, 2008    --------------------------------------------------
CLASS B                                       (UNAUDITED)     2008       2007      2006       2005       2004
-------                                       -----------   -------    -------   -------    --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ......    $  9.75      $ 10.49    $ 10.36   $ 10.44    $  9.99    $ 10.25
                                               -------      -------    -------   -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ...............       0.23         0.43       0.42      0.44       0.48       0.51
   Net realized and unrealized gains
      (losses) ............................      (1.64)       (0.75)      0.14     (0.08)      0.46      (0.28)
                                               -------      -------    -------   -------    -------    -------
Total from investment operations ..........      (1.41)       (0.32)      0.56      0.36       0.94       0.23
                                               -------      -------    -------   -------    -------    -------
Less distributions from net investment
   income .................................      (0.22)       (0.42)     (0.43)    (0.44)     (0.49)     (0.49)
                                               -------      -------    -------   -------    -------    -------
Redemption fees(c) ........................         --(d)        --(d)      --        --(d)      --(d)      --
                                               -------      -------    -------   -------    -------    -------
Net asset value, end of period ............    $  8.12      $  9.75    $ 10.49   $ 10.36    $ 10.44    $  9.99
                                               =======      =======    =======   =======    =======    =======
Total return(e) ...........................     (14.65)%      (3.10)%     5.43%     3.54%      9.61%      2.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..................................       1.17%        1.17%      1.17%     1.17%      1.19%      1.20%
Net investment income .....................       4.91%        4.32%      4.03%     4.25%      4.67%      5.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........    $15,430      $22,308    $27,246   $29,980    $31,588    $28,197
Portfolio turnover rate ...................       5.63%       26.43%      3.34%    11.18%      5.43%      8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2008  ---------------------------------------------------------
CLASS C                                              (UNAUDITED)       2008         2007       2006         2005         2004
-------                                           -----------------  --------     --------   --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   9.75       $  10.48     $  10.35   $  10.43     $   9.97     $ 10.24
                                                      --------       --------     --------   --------     --------     -------
Income from investment operations(a):
   Net investment income(b) ....................          0.23           0.43         0.42       0.44         0.48        0.51
   Net realized and unrealized gains (losses) ..         (1.64)         (0.74)        0.14      (0.08)        0.47       (0.29)
                                                      --------       --------     --------   --------     --------     -------
Total from investment operations ...............         (1.41)         (0.31)        0.56       0.36         0.95        0.22
                                                      --------       --------     --------   --------     --------     -------
Less distributions from net investment income ..         (0.22)         (0.42)       (0.43)     (0.44)       (0.49)      (0.49)
                                                      --------       --------     --------   --------     --------     -------
Redemption fees(c) .............................            --(d)          --(d)        --         --(d)        --(d)       --
                                                      --------       --------     --------   --------     --------     -------
Net asset value, end of period .................      $   8.12       $   9.75     $  10.48   $  10.35     $  10.43     $  9.97
                                                      ========       ========     ========   ========     ========     =======
Total return(e) ................................        (14.65)%        (3.01)%       5.43%      3.54%        9.72%       2.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          1.17%          1.17%        1.17%      1.17%        1.19%       1.20%
Net investment income ..........................          4.91%          4.32%        4.03%      4.25%        4.67%       5.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $217,647       $276,902     $285,410   $190,670     $120,521     $79,294
Portfolio turnover rate ........................          5.63%         26.43%        3.34%     11.18%        5.43%       8.79%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                   SIX MONTHS ENDED    YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2008   -------------------
ADVISOR CLASS                                        (UNAUDITED)        2008      2007(a)
-------------                                     -----------------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $  9.71         $ 10.45     $ 10.53
                                                      -------         -------     -------
Income from investment operations(b):
   Net investment income(c) ....................         0.25            0.50        0.26
   Net realized and unrealized gains (losses) ..        (1.63)          (0.76)      (0.08)
                                                      -------         -------     -------
Total from investment operations ...............        (1.38)          (0.26)       0.18
                                                      -------         -------     -------
Less distributions from net investment income ..        (0.25)          (0.48)      (0.26)
                                                      -------         -------     -------
Redemption fees(d) .............................           --(e)           --(e)       --
                                                      -------         -------     -------
Net asset value, end of period .................      $  8.08         $  9.71     $ 10.45
                                                      =======         =======     =======
Total return(f) ................................       (14.43)%         (2.48)%      1.76%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................         0.52%           0.52%       0.52%
Net investment income ..........................         5.56%           4.97%       4.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $54,871         $72,279     $18,156
Portfolio turnover rate ........................         5.63%          26.43%       3.34%

(a)  For the period November 15, 2006 (effective date) to May 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2008 (UNAUDITED)

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS 97.6%
    CALIFORNIA 93.7%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD 1999-1, Pre-Refunded,
          6.20%, 9/02/20 .....................................................................   $      1,950,000   $    2,209,233
          6.30%, 9/02/25 .....................................................................          2,935,000        3,333,015
    ABAG Finance Authority for Nonprofit Corps. Revenue,
          Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34 ...................          4,260,000        3,616,314
          Hamlin School, 5.00%, 8/01/37 ......................................................         10,485,000        6,752,445
          Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27 ....................          3,500,000        2,436,455
          Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34 ....................          5,320,000        3,472,843
    Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 ................................          1,135,000        1,124,887
    Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
          6.70%, 8/01/12 .....................................................................          2,855,000        2,857,684
          7.00%, 8/01/19 .....................................................................          4,015,000        4,016,084
    Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27 ........          5,115,000        4,047,039
    American Canyon Financing Authority Infrastructure Revenue Special Assessment, American
       Canyon Road East,
          5.00%, 9/02/25 .....................................................................          1,305,000          930,008
          5.00%, 9/02/30 .....................................................................          2,020,000        1,396,668
          5.10%, 9/02/35 .....................................................................          1,695,000        1,142,074
    Anaheim RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, Series A,
       FSA Insured, 5.00%, 2/01/31 ...........................................................          8,500,000        7,586,250
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
          8/01/42 ............................................................................         12,735,000        1,394,482
          8/01/44 ............................................................................         25,080,000        2,408,182
    Artesia RDA Tax Allocation, Artesia Redevelopment Project Area,
          5.50%, 6/01/42 .....................................................................          6,355,000        5,149,711
          5.70%, 6/01/42 .....................................................................          3,175,000        2,653,887
    Avenal PFAR, Refunding, 5.00%,
          9/01/30 ............................................................................          1,325,000        1,132,372
          9/01/36 ............................................................................            710,000          589,194
    Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%,
          9/01/27 ............................................................................          2,625,000        1,856,662
          9/01/27 ............................................................................          1,115,000          783,633
          9/01/37 ............................................................................          9,250,000        6,055,327
          9/01/37 ............................................................................          2,845,000        1,860,175
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/31 ...............................................................................          5,735,000        1,268,467
    Beaumont Financing Authority Local Agency Revenue,
          Series B, 5.35%, 9/01/28 ...........................................................            965,000          706,312
          Series B, 5.40%, 9/01/35 ...........................................................          1,435,000        1,037,878
          Series C, 5.45%, 9/01/27 ...........................................................          6,435,000        4,895,233
          Series C, 5.50%, 9/01/29 ...........................................................            855,000          638,805
          Series C, 5.50%, 9/01/35 ...........................................................          1,035,000          746,721
          Series C, 5.50%, 9/01/35 ...........................................................          3,995,000        2,872,165
    Bell GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ..................................          5,195,000        4,547,755
    Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
          5.00%, 9/02/25 .....................................................................          3,195,000        2,272,348
          5.125%, 9/02/30 ....................................................................          4,400,000        3,003,396
          5.15%, 9/02/35 .....................................................................          3,450,000        2,275,654


                              28 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
       9/01/35 ...............................................................................   $      5,000,000   $    4,817,300
    Cabrillo Community College District GO, Capital Appreciation, Election of 2004, Series B,
       MBIA Insured, zero cpn., 8/01/33 ......................................................          9,475,000        1,861,174
    California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ........          9,355,000        9,220,007
    California County Tobacco Securitization Agency Tobacco Settlement Revenue,
          Asset-Backed, Los Angeles County Security, zero cpn. to 12/01/10, 5.70% thereafter,
             6/01/46 .........................................................................          5,000,000        2,554,650
          Refunding, 5.25%, 6/01/46 ..........................................................          5,000,000        2,903,650
    California Educational Facilities Authority Revenue,
          California College of the Arts, Refunding, 5.00%, 6/01/30 ..........................          1,800,000        1,243,044
          California College of the Arts, Refunding, 5.00%, 6/01/35 ..........................          4,405,000        2,893,821
          College and University Financing Program, 5.00%, 2/01/30 ...........................          5,425,000        3,793,811
          College and University Financing Program, 5.00%, 2/01/37 ...........................          1,150,000          763,209
          College and University Financing Program, Refunding, 5.00%, 2/01/26 ................          1,000,000          736,490
          Keck Graduate Institute, Pre-Refunded, 6.75%, 6/01/30 ..............................          2,500,000        2,714,575
          Pooled College and University, Series B, Pre-Refunded, 6.625%, 6/01/20 .............          1,000,000        1,084,770
          University of Redlands, Series A, 5.125%, 8/01/38 ..................................          5,000,000        4,221,750
    California Health Facilities Financing Authority Revenue,
          Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/27 ....................          4,850,000        4,042,960
          California-Nevada Methodist, 5.00%, 7/01/36 ........................................          2,075,000        1,583,225
          Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ...................................          2,500,000        2,526,175
          Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ..................................          3,250,000        3,295,500
          Providence Health and Services, Series C, 6.50%, 10/01/33 ..........................          4,000,000        3,946,200
          Sutter Health, Series A, 5.00%, 11/15/42 ...........................................         15,500,000       12,262,670
          Sutter Health, Series A, 5.25%, 11/15/46 ...........................................         10,000,000        8,127,600
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.25%,
          2/01/27 ............................................................................         15,655,000       11,364,904
          2/01/46 ............................................................................         17,000,000       10,883,400
    California Municipal Finance Authority Revenue, University Students Cooperative
       Associates, 5.00%, 4/01/37 ............................................................          4,000,000        2,484,440
    California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
       11/01/27 ..............................................................................          5,000,000        3,418,900
    California State GO,
          FGIC Insured, 6.00%, 8/01/19 .......................................................             30,000           30,028
          Various Purpose, MBIA Insured, 5.00%, 3/01/33 ......................................             25,000           21,263
    California State Municipal Finance Authority Revenue,
          Biola University, Refunding, 5.625%, 10/01/23 ......................................          6,000,000        4,918,980
          Biola University, Refunding, 5.80%, 10/01/28 .......................................          7,500,000        5,946,975
          Biola University, Refunding, 5.875%, 10/01/34 ......................................          6,000,000        4,599,780
          Loma Linda University, 5.00%, 4/01/37 ..............................................          3,500,000        2,918,230
    California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga,
       Series A, 5.125%, 6/01/29 .............................................................         10,000,000        8,756,600
    California Statewide CDA, COP, Catholic Healthcare West, Pre-Refunded,
          6.50%, 7/01/20 .....................................................................          3,365,000        3,655,601
          6.50%, 7/01/20 .....................................................................          8,695,000        9,458,073


                             Semiannual Report | 29

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia,
       Series A, Radian Insured, 4.50%, 2/01/27 ..............................................   $      2,200,000   $    1,561,560
(a) California Statewide CDA Lease Revenue, Special Facilities, United Airlines, Series A,
       5.70%, 10/01/33 .......................................................................          3,320,000          606,066
    California Statewide CDA Revenue,
          Bentley School, Refunding, 6.75%, 7/01/32 ..........................................          8,110,000        6,510,384
          California Baptist University, Refunding, Series A, 5.40%, 11/01/27 ................          7,440,000        4,806,984
          California Baptist University, Refunding, Series A, 5.50%, 11/01/38 ................          4,500,000        2,722,860
          Catholic Healthcare West, Series C, 5.625%, 7/01/35 ................................          5,000,000        4,054,350
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32 ...............         10,000,000        7,625,400
          Drew School, Refunding, 5.30%, 10/01/37 ............................................          4,275,000        2,847,278
          Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22 .......................          3,000,000        3,672,450
          Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 .......................          4,000,000        4,947,840
          Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ........................          9,555,000       10,678,190
          Henry Mayo Newhall Memorial Hospital, California Mortgage
             Insured, 5.00%, 10/01/27 ........................................................          3,000,000        2,492,460
          Henry Mayo Newhall Memorial Hospital, Series B, AMBAC Insured, 5.20%, 10/01/37 .....          7,500,000        5,698,050
          John F. Kennedy University, 6.75%, 10/01/33 ........................................          5,000,000        4,013,700
          Kaiser Permanente, Series B, 5.00%, 3/01/41 ........................................         25,000,000       19,338,500
          Kaiser Permanente, Series B, 5.25%, 3/01/45 ........................................         52,910,000       42,219,534
          Lancer Educational Student Housing Project, 5.625%, 6/01/33 ........................          3,000,000        1,924,170
          Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 .....         12,500,000        9,685,375
          Monterey Institute International, 5.50%, 7/01/31 ...................................          8,285,000        7,698,422
          Presidio Hill School, 6.875%, 8/01/32 ..............................................          6,195,000        5,010,268
          Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ...............................          4,920,000        5,379,233
          Seven Hills School, 6.50%, 8/01/31 .................................................          5,315,000        4,272,888
          Sonoma County Day School, 6.75%, 1/01/32 ...........................................          5,815,000        4,273,792
          Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ................................         22,000,000       17,334,680
          Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 ..........................         10,000,000        7,818,300
          Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 ..............          4,795,000        5,433,214
          Turning Point, 6.50%, 11/01/31 .....................................................          6,130,000        4,906,391
          ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22 ......................          1,000,000          626,940
          ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31 .....................          4,350,000        2,437,566
    California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/29 .........          5,000,000        3,919,300
    Camarillo PFA Wastewater Revenue, AMBAC Insured, 5.00%, 6/01/36 ..........................          1,960,000        1,663,452
    Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 ................          1,120,000          785,030
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02,
          5.00%, 9/02/30 .....................................................................          1,200,000          825,972
          5.05%, 9/02/35 .....................................................................          1,335,000          888,029
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
       AMBAC Insured, zero cpn.,
          8/01/44 ............................................................................         32,750,000        3,133,520
          8/01/46 ............................................................................         35,370,000        2,967,189
    Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn.,
       8/01/47 ...............................................................................          9,450,000          691,362
    Chino CFD Special Tax,
          No. 03-3, Improvement Area 1, 5.70%, 9/01/29 .......................................          1,215,000          941,236
          No. 03-3, Improvement Area 1, 5.75%, 9/01/34 .......................................          1,420,000        1,056,324
          No. 2003-1, 5.875%, 9/01/33 ........................................................          1,250,000          937,788


                             30 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chula Vista Special Tax,
          CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30 ..................................   $      2,110,000   $    1,410,366
          CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36 ..................................          3,670,000        2,353,865
          CFD No. 2001-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36 ...............          2,175,000        1,547,208
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
          8/01/27 ............................................................................          7,500,000        2,295,150
          8/01/28 ............................................................................          5,000,000        1,427,100
    Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
       9/01/32 ...............................................................................          1,890,000        1,542,183
    Corona CFD No. 2003-2 Special Tax, Highlands Collection,
          5.15%, 9/01/34 .....................................................................          2,810,000        1,925,524
          5.20%, 9/01/34 .....................................................................          1,000,000          682,610
    Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
          9/01/26 ............................................................................          1,760,000        1,263,856
          9/01/36 ............................................................................          2,000,000        1,320,460
    Corona-Norco USD Special Tax,
          CFD No. 04-1, 5.00%, 9/01/24 .......................................................          1,540,000        1,188,726
          CFD No. 04-1, 5.20%, 9/01/36 .......................................................          2,000,000        1,362,800
          CFD No. 99-1, Pre-Refunded, 7.00%, 9/01/29 .........................................          2,120,000        2,235,095
          Series A, 5.35%, 9/01/26 ...........................................................          1,005,000          760,936
          Series A, 5.40%, 9/01/36 ...........................................................          2,530,000        1,787,926
    Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
       9/02/33 ...............................................................................          5,490,000        4,430,979
    Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
       Mobile, sub. bond, Refunding, Series B, 5.85%, 12/15/47 ...............................          5,175,000        3,693,397
    Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 .....................................          3,165,000        2,396,791
    Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM,
       zero cpn., 12/01/28 ...................................................................         30,795,000        9,782,340
    Eastern California Municipal Water District CFD No. 2003-15, Special Tax, Morgan Valley,
       Series A, 5.20%, 9/01/37 ..............................................................          2,000,000        1,360,020
    El Dorado County Special Tax,
          CFD No. 1992-1, 6.125%, 9/01/16 ....................................................          4,735,000        4,403,739
          CFD No. 2001-1, 5.35%, 9/01/35 .....................................................          1,900,000        1,302,678
          CFD No. 2005-1, 5.00%, 9/01/21 .....................................................          1,000,000          757,590
          CFD No. 2005-1, 5.15%, 9/01/25 .....................................................          2,075,000        1,514,439
          CFD No. 2005-1, 5.25%, 9/01/35 .....................................................          6,705,000        4,473,308
    El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
       9/01/31 ...............................................................................          4,300,000        3,551,542
       9/01/36 ...............................................................................          3,855,000        3,086,583
    El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, zero cpn.,
       8/01/29 ...............................................................................          2,400,000          666,240
    Escondido Revenue COP, Series A, FGIC Insured,
          6.00%, 9/01/31 .....................................................................            785,000          754,817
          Pre-Refunded, 6.00%, 9/01/31 .......................................................            885,000          956,623
    Escondido Special Tax, CFD No. 01, Eureka,
          5.10%, 9/01/26 .....................................................................            700,000          513,485
          5.15%, 9/01/36 .....................................................................          1,400,000          949,662


                             Semiannual Report | 31

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,
          9/01/32 ............................................................................   $      1,200,000   $    1,161,552
          9/01/37 ............................................................................          5,810,000        5,564,353
    Fontana Special Tax, CFD No. 37, 5.00%, 9/01/30 ..........................................          1,000,000          680,650
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding, zero cpn.,
          1/15/26 ............................................................................         38,720,000        9,720,269
          1/15/30 ............................................................................          4,000,000          691,080
          1/15/31 ............................................................................         85,780,000       13,724,800
    Fullerton Water Revenue COP, AMBAC Insured, 5.00%,
          9/01/28 ............................................................................          2,650,000        2,429,440
          9/01/34 ............................................................................          2,795,000        2,482,743
    Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
       7/01/24 ...............................................................................          6,375,000        6,374,872
    Glendora USD, GO, Election of 2005, Series A, MBIA Insured, 5.25%, 8/01/30 ...............          2,725,000        2,534,550
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
          Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ....................................         24,500,000       15,725,815
          Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42 .............................            750,000          893,010
          Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ............................          6,400,000        7,613,760
          Capital Appreciation, Asset-Backed, 2nd Sub Series C, zero cpn., 6/01/47 ...........         50,000,000        1,168,500
          Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ........................         10,000,000        7,561,600
    Hanford Joint UHSD, GO, Capital Appreciation, Election 2004, Series B, FSA Insured,
       zero cpn.,
          8/01/32 ............................................................................          3,635,000          789,268
          8/01/33 ............................................................................          3,705,000          748,818
          8/01/35 ............................................................................          4,120,000          720,176
    Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 .............          5,000,000        4,200,000
(b) Imperial County Special Tax, CFD No. 98-1,
          6.45%, 9/01/17 .....................................................................          1,790,000        1,578,547
          6.50%, 9/01/31 .....................................................................          5,705,000        4,395,931
    Indio 1915 Act GO,
          AD No. 1999-1, 7.125%, 9/02/20 .....................................................          1,845,000        1,847,657
          AD No. 2001-1, 6.50%, 9/02/26 ......................................................          4,125,000        3,533,021
    Indio CFD Special Tax,
          5.00%, 9/01/25 .....................................................................          4,000,000        2,680,600
          5.10%, 9/01/30 .....................................................................          1,275,000          816,752
          No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35 ...........................          1,990,000        1,223,621
    Irvine 1915 Act Special Assessment, Limited Obligation,
          AD No. 00-18, Group Five, 5.00%, 9/02/26 ...........................................          1,275,000          932,905
          AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25 ................................          1,500,000        1,079,775
          AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/29 ................................          2,000,000        1,383,240
          AD No. 03-19, Group Three, 5.00%, 9/02/29 ..........................................          1,110,000          770,240
          AD No. 04-20, Group One, 5.00%, 9/02/25 ............................................          2,740,000        2,002,529
          AD No. 04-20, Group One, 5.00%, 9/02/30 ............................................         10,975,000        7,762,288
          AD No. 03-19, Group Four, 5.00%, 9/02/29 ...........................................          1,500,000        1,058,340
    Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36 .......................................          2,000,000        1,370,520


                             32 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Jurupa Community Services District Special Tax,
          CFD No. 7, Series A, 5.10%, 9/01/28 ................................................   $      2,695,000   $    1,925,335
          CFD No. 7, Series A, 5.15%, 9/01/35 ................................................          3,690,000        2,503,407
          CFD No. 11, Series A, 5.00%, 9/01/25 ...............................................          1,930,000        1,386,551
          CFD No. 11, Series A, 5.05%, 9/01/30 ...............................................          2,495,000        1,712,743
          CFD No. 11, Series A, 5.10%, 9/01/35 ...............................................          2,065,000        1,375,063
          CFD No. 12, Series A, 5.10%, 9/01/29 ...............................................          2,000,000        1,440,960
          CFD No. 12, Series A, 5.15%, 9/01/35 ...............................................          3,000,000        2,042,520
          CFD No. 17, Series A, 5.125%, 9/01/25 ..............................................          1,350,000          987,161
          CFD No. 17, Series A, 5.20%, 9/01/36 ...............................................          3,325,000        2,260,268
          CFD No. 18, Eastvale, Series A, 5.00%, 9/01/26 .....................................          1,295,000          948,562
          CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36 .....................................          2,400,000        1,596,024
          CFD No. 19, Eastvale, 5.00%, 9/01/27 ...............................................          1,500,000        1,066,605
          CFD No. 19, Eastvale, 5.00%, 9/01/36 ...............................................          1,500,000          964,755
          CFD No. 30, Series A, 5.60%, 9/01/37 ...............................................          1,000,000          722,710
    Lafayette RDA Tax Allocation, 5.75%, 8/01/32 .............................................          1,000,000          925,570
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
       7.00%, 9/02/30 ........................................................................          8,205,000        7,372,685
    Lake Elsinore Special Tax,
          CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24 .........          1,035,000          871,522
          CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34 .........          2,200,000        1,699,060
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22 .............            750,000          600,458
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25 .............            635,000          466,712
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30 .............          1,195,000          858,679
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35 .............          1,225,000          854,609
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26 ...            915,000          675,636
          CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37 ...          2,800,000        1,914,976
          CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36 .......          5,695,000        3,955,918
          CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36 ..................................          2,020,000        1,420,787
    Lake Elsinore USD, CFD No. 2001-1 Special Tax, Pre-Refunded, 6.30%, 9/01/33 ..............          4,430,000        5,017,418
    Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
       Refunding,
          5.40%, 2/01/29 .....................................................................            500,000          421,430
          5.60%, 2/01/34 .....................................................................          1,250,000        1,048,100
    Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
          6.50%, 9/01/24 .....................................................................          1,000,000          883,140
          5.25%, 9/01/28 .....................................................................          1,750,000        1,261,067
          5.30%, 9/01/35 .....................................................................          3,300,000        2,300,661
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 ..................          3,000,000        2,393,220
    Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,
          5.90%, 9/01/24 .....................................................................          1,780,000        2,056,398
          5.95%, 9/01/28 .....................................................................          4,450,000        5,150,830
          6.00%, 9/01/34 .....................................................................          3,520,000        4,082,144
    Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34 ............................          3,410,000        2,249,577
    Lodi USD, GO, Election of 2002, MBIA Insured, 5.00%, 8/01/29 .............................          3,010,000        2,665,385
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/21 ..............................................................................          7,500,000        5,732,550


                             Semiannual Report | 33

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.00%, 11/15/29 .......................................................................   $      9,630,000   $    6,582,009
       5.50%, 11/15/37 .......................................................................         25,000,000       17,644,000
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Refunding, Sub Series B, FGIC Insured, 5.00%, 10/01/28 ...............          6,120,000        5,287,496
(b) Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ..................................            620,000          525,413
    Los Angeles USD, GO, Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/28 ...........             65,000           60,432
    Lynwood PFA Lease Revenue,
       6.25%, 9/01/22 ........................................................................          1,080,000        1,094,828
       6.30%, 9/01/29 ........................................................................          2,680,000        2,715,778
    Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .........................          1,000,000        1,006,870
    Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ...........................          1,175,000        1,176,516
    Menifee USD Special Tax, CFD No. 2002-2,
       6.05%, 9/01/26 ........................................................................          1,000,000          791,640
       6.10%, 9/01/34 ........................................................................          3,715,000        2,871,286
    Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36 ................          2,400,000        1,657,776
    Montebello USD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/33 ........................          3,500,000        3,078,250
    Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
       5.25%, 9/01/26 ........................................................................          1,875,000        1,381,912
       5.30%, 9/01/38 ........................................................................          4,200,000        2,863,770
    Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
       8/01/30 ...............................................................................          3,400,000          845,274
       8/01/31 ...............................................................................          2,000,000          459,160
       8/01/32 ...............................................................................          4,405,000          949,894
       8/01/34 ...............................................................................          4,405,000        1,125,345
       8/01/37 ...............................................................................          5,700,000        1,229,148
    Moreno Valley USD Special Tax,
       CFD No. 2004-6, 5.00%, 9/01/22 ........................................................          2,105,000        1,671,980
       CFD No. 2004-6, 5.10%, 9/01/28 ........................................................          2,000,000        1,431,920
       CFD No. 2004-6, 5.20%, 9/01/36 ........................................................          5,000,000        3,411,050
       CFD No. 2005-2, 5.00%, 9/01/36 ........................................................            815,000          537,444
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ...........................          4,100,000        3,356,547
    Murrieta CFD No. 2000-2 Special Tax, The Oaks,
       Improvement Area A, 5.90%, 9/01/27 ....................................................          2,000,000        1,560,960
       Improvement Area A, 6.00%, 9/01/34 ....................................................          3,570,000        2,699,063
       Improvement Area B, 6.00%, 9/01/27 ....................................................          1,285,000        1,028,193
       Improvement Area B, 6.00%, 9/01/34 ....................................................          3,835,000        2,928,448
       Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%, 9/01/25 ....          2,105,000        1,716,964
       Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34 ..................          2,000,000        1,543,400
    Murrieta CFD No. 2004-1 Bremerton Special Tax, 5.625%, 9/01/34 ...........................            700,000          515,487
    Napa Valley Community College District GO, Election of 2002, Series C, MBIA Insured,
       zero cpn.,
       8/01/33 ...............................................................................         13,130,000        2,635,060
       8/01/34 ...............................................................................         13,380,000        2,534,707
    Norco Special Tax,
       CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 ...........................................          2,640,000        2,932,301
       CFD No. 2002-1, 6.50%, 3/01/33 ........................................................          1,395,000        1,164,937


                             34 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 ..........................   $     4,300,000    $    3,508,327
    Oakland GO, Measure G, AMBAC Insured, 5.00%, 1/15/31 .....................................         4,585,000         3,979,872
    Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34 ............         3,290,000         2,367,517
    Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%, 7/01/34 ..............         8,000,000         7,115,520
    Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1,
       5.00%, 9/02/28 ........................................................................         3,000,000         2,086,320
       5.10%, 9/02/33 ........................................................................         2,000,000         1,361,240
    Oxnard Harbor District Revenue,
       Series A, 5.75%, 8/01/20 ..............................................................         1,110,000           870,518
       Series B, 6.00%, 8/01/24 ..............................................................         6,000,000         5,054,460
    Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 .................................         5,000,000         3,287,250
    Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
       5.00%, 9/01/21 ........................................................................         1,130,000           910,961
       5.20%, 9/01/24 ........................................................................         1,505,000         1,168,331
       5.25%, 9/01/29 ........................................................................         3,585,000         2,580,160
       5.30%, 9/01/35 ........................................................................         4,205,000         2,887,279
    Perris CFD No. 2001-1 Special Tax,
       Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25 ...........................         1,415,000         1,008,428
       Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30 ...........................           865,000           600,172
       Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35 ...........................         1,075,000           738,891
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26 ...........................           585,000           424,043
       Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37 ...........................         1,600,000         1,056,304
    Perris CFD No. 2002-1 Special Tax, Series A,
       6.375%, 9/01/23 .......................................................................         1,475,000         1,304,962
       6.50%, 9/01/29 ........................................................................         2,045,000         1,714,160
       6.50%, 9/01/33 ........................................................................         2,120,000         1,757,332
    Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35 ......         1,390,000           981,743
    Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ................................         3,000,000         2,396,580
    Perris PFAR Tax Allocation,
       5.30%, 10/01/26 .......................................................................         2,000,000         1,505,360
       5.35%, 10/01/36 .......................................................................         4,010,000         2,771,552
    Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ................         7,250,000         6,854,947
    Poway USD Special Tax,
       CFD No. 6, 4S Ranch, 5.125%, 9/01/35 ..................................................         6,000,000         4,117,440
       CFD No. 6, Improvement Area B, 5.125%, 9/01/36 ........................................         5,035,000         3,417,859
       CFD No. 14, Area A, 5.125%, 9/01/26 ...................................................         1,770,000         1,283,834
       CFD No. 14, Area A, 5.25%, 9/01/36 ....................................................         5,225,000         3,254,496
       CFD No. 14, Del Sur, 5.125%, 9/01/26 ..................................................         2,200,000         1,595,726
    Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
       5.25%, 9/01/25 ........................................................................         2,235,000         1,684,788
       5.375%, 9/01/30 .......................................................................         1,650,000         1,190,805
       5.375%, 9/01/37 .......................................................................         7,130,000         4,928,113
       5.50%, 9/01/37 ........................................................................         2,635,000         1,857,491
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Series A, 5.00%, 7/01/47 ..............................................................         5,000,000         3,484,550
    Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
       AMBAC Insured, 5.00%, 9/02/30 .........................................................         1,085,000           856,152


                             Semiannual Report | 35

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35 ....................   $     5,000,000    $    3,451,800
    Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
       8/01/38 ...............................................................................         6,690,000           920,544
       8/01/43 ...............................................................................         8,750,000           853,213
    Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%,
       9/01/13 ...............................................................................         5,035,000         5,120,746
    Riverside USD Special Tax,
       CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 .......................................         2,320,000         1,645,994
       CFD No. 14, Series A, 5.40%, 9/01/26 ..................................................         1,010,000           771,074
       CFD No. 14, Series A, 5.45%, 9/01/35 ..................................................         2,060,000         1,485,425
       CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ........................................         2,970,000         2,293,375
       CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ........................................         2,390,000         1,773,045
       CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ........................................         2,000,000         1,467,440
       CFD No. 15, Series A, 5.15%, 9/01/25 ..................................................         1,730,000         1,302,603
       CFD No. 15, Series A, 5.25%, 9/01/30 ..................................................         1,230,000           874,247
       CFD No. 15, Series A, 5.25%, 9/01/35 ..................................................         1,500,000         1,036,365
       CFD No. 17, Aldea, 5.125%, 9/01/35 ....................................................         1,425,000           964,041
       CFD No. 18, 5.00%, 9/01/25 ............................................................           505,000           363,171
       CFD No. 18, 5.00%, 9/01/34 ............................................................         1,125,000           765,326
       CFD No. 22, 5.25%, 9/01/35 ............................................................         1,535,000         1,059,304
    Romoland School District CFD No. 2004-1 Special Tax, Heritage Lake,
       Improvement Area No. 1, 5.45%, 9/01/38 ................................................         3,215,000         2,283,679
       Improvement Area No. 2, 5.375%, 9/01/38 ...............................................         3,085,000         1,964,158
    Roseville Special Tax, CFD No. 1,
       Fiddyment Ranch, 5.00%, 9/01/17 .......................................................         1,495,000         1,273,695
       Fiddyment Ranch, 5.00%, 9/01/19 .......................................................           980,000           785,764
       Fiddyment Ranch, 5.125%, 9/01/21 ......................................................           980,000           757,295
       Fiddyment Ranch, 5.00%, 9/01/24 .......................................................         1,010,000           747,855
       Fiddyment Ranch, 5.00%, 9/01/25 .......................................................         1,020,000           718,233
       Fiddyment Ranch, 5.125%, 9/01/26 ......................................................         4,945,000         3,535,527
       Fiddyment Ranch, 5.25%, 9/01/36 .......................................................         7,880,000         5,048,322
       Longmeadow, 5.00%, 9/01/36 ............................................................         2,370,000         1,557,256
       Stone Point, 6.375%, 9/01/24 ..........................................................         1,750,000         1,512,752
       Stone Point, 6.375%, 9/01/28 ..........................................................         2,500,000         2,053,575
       Stoneridge, Pre-Refunded, 6.20%, 9/01/21 ..............................................         1,250,000         1,407,025
       Stoneridge, Pre-Refunded, 6.30%, 9/01/31 ..............................................         1,500,000         1,692,405
       Westpark, 5.15%, 9/01/30 ..............................................................         5,500,000         3,856,820
       Westpark, 5.20%, 9/01/36 ..............................................................         4,500,000         3,051,765
    Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
       5.20%, 9/01/26 ........................................................................         1,000,000           714,600
       5.25%, 9/01/37 ........................................................................         1,600,000         1,043,920
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/39 ...............................................................................        10,000,000         7,623,600
    Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ......................         1,575,000         1,452,071
    Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding,
       5.00%, 9/01/29 ........................................................................         1,185,000           818,681
       5.10%, 9/01/35 ........................................................................         1,515,000         1,026,882


                             36 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 ............................   $     4,030,000    $    3,543,619
    San Diego RDA Tax Allocation, Capital Appreciation,
          Refunding, Series B, zero cpn., 9/01/10 ............................................         1,565,000         1,427,296
          Refunding, Series B, zero cpn., 9/01/15 ............................................         6,810,000         4,335,110
          Refunding, Series B, zero cpn., 9/01/16 ............................................         1,500,000           882,585
          Refunding, Series B, zero cpn., 9/01/19 ............................................         1,800,000           808,452
          Refunding, Series B, zero cpn., 9/01/20 ............................................         1,800,000           738,630
          Refunding, Series B, zero cpn., 9/01/21 ............................................         1,800,000           684,684
          Refunding, Series B, zero cpn., 9/01/22 ............................................         1,900,000           665,513
          Refunding, Series B, zero cpn., 9/01/23 ............................................         1,900,000           617,481
          Refunding, Series B, zero cpn., 9/01/24 ............................................         1,900,000           567,853
          Series B, zero cpn., 9/01/25 .......................................................         1,900,000           507,034
          Series B, zero cpn., 9/01/26 .......................................................         1,900,000           467,533
          Series B, zero cpn., 9/01/27 .......................................................         1,900,000           432,022
          Series B, zero cpn., 9/01/28 .......................................................         1,900,000           395,428
    San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater Conveyance
       Project, 6.00%, 8/01/37 ...............................................................         1,000,000           777,180
    San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation,
       Series B, FSA Insured, zero cpn., 8/01/30 .............................................         3,900,000           996,372
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ..........................         4,500,000         4,139,325
          Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ..........................         3,000,000         2,668,410
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 ..........................        24,750,000        21,339,202
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/26 ........        19,475,000         5,961,492
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/15/32 ........        50,225,000         9,715,524
          junior lien, ETM, zero cpn., 1/01/28 ...............................................        19,150,000         6,676,839
          Refunding, Series A, 5.50%, 1/15/28 ................................................         3,320,000         2,487,543
          senior lien, 5.00%, 1/01/33 ........................................................        12,760,000         8,914,902
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 .............        10,000,000         8,462,400
    San Marcos Public Facilities Authority Special Tax Revenue,
          Refunding, Series A, 5.65%, 9/01/36 ................................................         5,180,000         3,546,124
          Series A, 5.05%, 9/01/38 ...........................................................         3,250,000         2,134,605
    San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 .....         2,000,000         1,679,600
    Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36 ...................................         2,000,000         1,393,000
    Sierra View Local Health Care District Revenue, 5.25%, 7/01/32 ...........................         3,000,000         2,328,930
    Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 .............         2,300,000         2,103,856
    Southern California Public Power Authority Transmission Project Revenue, Southern
       Transmission Project, 6.125%, 7/01/18 .................................................            50,000            50,075
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
          6.20%, 9/02/23 .....................................................................         2,955,000         2,621,646
          6.30%, 9/02/33 .....................................................................         3,390,000         2,738,306
    Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%, 9/01/25 ......         3,500,000         4,049,150
    Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian Insured, 5.25%,
       12/01/37 ..............................................................................         1,500,000         1,105,440
    Temecula RDA Tax Allocation Revenue, sub. lien, Escrow, Redevelopment Project No. 1,
       5.625%, 12/15/38 ......................................................................         2,000,000         1,443,400
    Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36 ..........................         1,000,000           662,620


                             Semiannual Report | 37

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
          Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27 .....................   $     1,250,000    $      988,850
          Series A-1, 5.375%, 6/01/38 ........................................................         5,000,000         3,106,100
          Series A-1, 5.50%, 6/01/45 .........................................................         2,000,000         1,222,780
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 .............................        25,000,000           644,250
    Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC Insured, 5.00%,
       6/01/34 ...............................................................................            20,000            17,644
    Truckee-Donner PUD Special Tax, CFD No. 04-1,
          5.75%, 9/01/29 .....................................................................         2,975,000         2,347,483
          5.80%, 9/01/35 .....................................................................         4,630,000         3,463,888
    Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
          5.20%, 9/01/25 .....................................................................         3,000,000         2,231,940
          5.25%, 9/01/30 .....................................................................         5,050,000         3,592,570
          5.30%, 9/01/35 .....................................................................         7,395,000         5,137,454
    Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37 ..........................         2,100,000         1,644,237
    University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
       4.50%, 5/15/47 ........................................................................        14,500,000        10,753,780
    Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
          5.90%, 9/01/24 .....................................................................         2,380,000         1,999,724
          6.00%, 9/01/34 .....................................................................         2,000,000         1,557,220
    Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31 ......         4,715,000         4,145,947
    Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District,
       Limited Obligation,
          5.00%, 9/02/25 .....................................................................         1,060,000           768,458
          5.20%, 9/02/30 .....................................................................         1,370,000           967,645
    Ventura USD, GO, Refunding, FSA Insured, 4.50%, 8/01/30 ..................................         4,175,000         3,248,526
    Washington USD Yolo County COP, New High School Project, AMBAC Insured, 5.00%,
       8/01/30 ...............................................................................         5,000,000         4,188,300
    West Kern Community College District GO, Capital Appreciation, Election of 2004, Series B,
       XLCA Insured, zero cpn.,
          11/01/25 ...........................................................................         2,435,000           781,538
          11/01/26 ...........................................................................         2,480,000           739,809
          11/01/27 ...........................................................................         1,400,000           387,730
          11/01/28 ...........................................................................         1,445,000           372,015
          11/01/29 ...........................................................................         1,485,000           355,182
          11/01/30 ...........................................................................         2,650,000           585,783
          11/01/31 ...........................................................................         2,695,000           551,316
    West Sacramento Special Tax,
          CFD No. 10, Pre-Refunded, 6.75%, 9/01/26 ...........................................         3,235,000         3,436,767
          CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 ...........................................         1,000,000         1,121,970
          CFD No. 20, 5.125%, 9/01/25 ........................................................           500,000           372,295
          CFD No. 20, 5.30%, 9/01/35 .........................................................         1,740,000         1,223,133
    Western Riverside County Water and Wastewater Finance Authority Revenue, Eastern Municipal
       Water District Improvement, Series A, 5.00%,
          9/01/30 ............................................................................         1,925,000         1,580,040
          9/01/35 ............................................................................         2,000,000         1,620,980


                              38 | Semiannual Report

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
          9/01/26 ............................................................................   $        700,000   $      504,770
          9/01/36 ............................................................................          2,080,000        1,371,635
    William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36 .........................          2,500,000        1,722,775
    Woodland Special Tax, CFD No. 1,
          6.00%, 9/01/28 .....................................................................          5,000,000        3,992,250
          6.25%, 9/01/34 .....................................................................          6,705,000        5,301,979
    Yuba Community College District GO, Capital Appreciation, Election of 2006, Series B,
       AMBAC Insured, zero cpn.,
          8/01/42 ............................................................................         10,090,000        1,052,185
          8/01/43 ............................................................................         10,540,000        1,027,755
          8/01/44 ............................................................................         11,010,000        1,003,782
    Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
          5.50%, 6/01/28 .....................................................................          2,110,000        1,852,306
          5.75%, 6/01/38 .....................................................................          5,485,000        4,767,836
                                                                                                                    --------------
                                                                                                                     1,163,129,758
                                                                                                                    --------------
    U.S. TERRITORIES 3.9%
    GUAM 0.8%
    Guam Government GO, Refunding, Series A,
          5.00%, 11/15/23 ....................................................................          7,245,000        5,183,798
          5.25%, 11/15/37 ....................................................................          6,500,000        4,297,345
                                                                                                                    --------------
                                                                                                                         9,481,143
                                                                                                                    --------------
    NORTHERN MARIANA ISLANDS 0.1%
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
       3/15/28 ...............................................................................          1,705,000        1,547,526
                                                                                                                    --------------
    PUERTO RICO 3.0%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ........................................................................          5,000,000        4,359,950
    Puerto Rico Commonwealth GO,
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ............................         10,000,000        8,410,300
          Series A, 5.00%, 7/01/24 ...........................................................         10,150,000        8,413,436
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       FGIC Insured, 5.00%,
          7/01/25 ............................................................................         12,330,000       10,385,559
          7/01/26 ............................................................................          6,940,000        5,768,806
                                                                                                                    --------------
                                                                                                                        37,338,051
                                                                                                                    --------------
    TOTAL U.S. TERRITORIES ...................................................................                          48,366,720
                                                                                                                    --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,525,937,526) .................................................................                       1,211,496,478
                                                                                                                    --------------


                             Semiannual Report | 39

Franklin Municipal Securities Trust

    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT        VALUE
    ---------------------------------------------                                                ----------------   --------------
    SHORT TERM INVESTMENTS (COST $1,700,000) 0.1%
    MUNICIPAL BONDS 0.1%
    CALIFORNIA 0.1%
(c) Metropolitan Water District Southern California Waterworks Revenue, Series B-1, Weekly
       VRDN and Put, 0.55%, 7/01/28 ..........................................................   $      1,700,000   $    1,700,000
                                                                                                                    --------------
    TOTAL INVESTMENTS (COST $1,527,637,526) 97.7% ............................................                       1,213,196,478
    OTHER ASSETS, LESS LIABILITIES 2.3% ......................................................                          28,524,495
                                                                                                                    --------------
    NET ASSETS 100.0% ........................................................................                      $1,241,720,973
                                                                                                                    ==============

See Selected Portfolio Abbreviations on page 46.

(a)  See Note 6 regarding defaulted securities.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At November 30, 2008, the aggregate value of these securities was $6,499,891, representing 0.52% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                    SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 2008  --------------------------------------------------------
CLASS A                                               (UNAUDITED)       2008        2007        2006        2005        2004
-------                                            -----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  11.04       $  11.18    $  11.18    $  11.48    $  11.04    $  11.59
                                                       --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .....................          0.22           0.45        0.46        0.47        0.48        0.49
   Net realized and unrealized gains (losses) ...         (0.90)         (0.14)         --(c)    (0.30)       0.44       (0.55)
                                                       --------       --------    --------    --------    --------    --------
Total from investment operations ................         (0.68)          0.31        0.46        0.17        0.92       (0.06)
                                                       --------       --------    --------    --------    --------    --------
Less distributions from net investment income ...         (0.23)         (0.45)      (0.46)      (0.47)      (0.48)      (0.49)
                                                       --------       --------    --------    --------    --------    --------
Redemption fees(d) ..............................            --             --(c)       --(c)       --(c)       --(c)       --
                                                       --------       --------    --------    --------    --------    --------
Net asset value, end of period ..................      $  10.13       $  11.04    $  11.18    $  11.18    $  11.48    $  11.04
                                                       ========       ========    ========    ========    ========    ========
Total return(e) .................................         (6.25)%         2.80%       4.15%       1.54%       8.50%      (0.56)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments
   by affiliates ................................          0.74%          0.75%       0.75%       0.77%       0.79%       0.79%
Expenses net of waiver and payments
   by affiliates ................................          0.70%          0.70%       0.70%       0.70%       0.70%       0.60%
Net investment income ...........................          4.22%          4.08%       4.06%       4.15%       4.24%       4.34%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $187,389       $199,415    $167,215    $146,005    $121,645    $111,223
Portfolio turnover rate .........................          7.51%         11.48%      10.25%       2.47%       8.36%      13.01%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2008 (UNAUDITED)

                                                                                   PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                           AMOUNT         VALUE
    --------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS 99.6%
    TENNESSEE 93.0%
    Blount County PBA, GO, Local Government Public Improvement,
       Series B-15-A, Assured Guaranty, 5.00%,
       6/01/28 ................................................................   $ 1,100,000   $  1,027,092
       6/01/32 ................................................................     2,565,000      2,323,736
    Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 ...........     1,075,000        987,882
    Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33 ....................     7,000,000      6,583,290
    Chattanooga GO, Pre-Refunded, 5.00%, 3/01/22 ..............................     2,215,000      2,258,348
    Chattanooga Health Educational and Housing Facility Board Revenue,
       Catholic Health Initiatives, Series D, 6.25%, 10/01/33 .................       500,000        486,920
    Clarksville Electric System Revenue, XLCA Insured, 5.00%,
       9/01/23 ................................................................     2,325,000      2,176,130
       9/01/32 ................................................................     4,000,000      3,444,520
    Clarksville Water Sewer and Gas Revenue,
       Improvement, FSA Insured, Pre-Refunded, 5.00%, 2/01/22 .................     1,210,000      1,288,493
       Refunding and Improvement, FSA Insured, 5.00%, 2/01/22 .................       790,000        792,188
    Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded,
       5.25%, 6/01/24 .........................................................     3,000,000      3,062,730
    Franklin County Health and Educational Facilities Board Revenue,
       University South Project, AMBAC Insured, 5.00%, 9/01/24 ................     2,000,000      1,957,200
    Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 ......     1,000,000      1,098,460
    Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33 ........     2,215,000      1,996,003
    Greene County GO, Refunding, Series B, MBIA Insured, 5.00%, 6/01/24 .......     1,000,000        926,480
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
       FGIC Insured, 5.00%, 4/01/31 ...........................................     1,000,000        904,960
       Refunding and Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 ......     2,500,000      2,369,975
    Harpeth Valley Utilities District Davidson and Williamson Counties
       Revenue, Utilities, Improvement,
       FGIC Insured, 5.00%, 9/01/35 ...........................................     3,700,000      3,276,868
       MBIA Insured, 5.00%, 9/01/29 ...........................................     1,000,000        950,370
       MBIA Insured, 5.00%, 9/01/34 ...........................................     2,310,000      2,111,017
    Hawkins County First Utility District Waterworks Revenue, Series B,
       Assured Guaranty, 5.00%, 6/01/42 .......................................     1,250,000      1,093,150
    Jackson Hospital Revenue, Jackson-Madison Project, Refunding and
       Improvement, 5.50%, 4/01/33 ............................................     3,000,000      2,470,350
    Johnson City Electric Revenue, Improvement, FSA Insured, 5.00%, 5/01/29 ...     1,000,000        925,930
    Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...............       100,000        100,180
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       first mortgage, Mountain States Health, Series A, MBIA Insured,
       Pre-Refunded, 6.00%, 7/01/21 ...........................................     2,970,000      3,075,732
       Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ..................     3,000,000      3,038,040
    Johnson City Health and Educational Facilities Board Revenue, Pine Oaks
       Assisted Project, Series A, GNMA Secured, 5.90%, 6/20/37 ...............     1,370,000      1,369,945
    Knox County First Utility District Water and Sewer Revenue,
       MBIA Insured, 5.00%, 12/01/24 ..........................................     1,790,000      1,698,441
       MBIA Insured, 5.00%, 12/01/25 ..........................................     1,000,000        937,590
       Refunding and Improvement, Series A, MBIA Insured, 5.625%, 12/01/19 ....       555,000        558,524
    Knox County Health Educational and Housing Facilities Board Hospital
       Facilities Revenue, Covenant Health System, Refunding and
       Improvement, Series A, zero cpn., 1/01/36 ..............................     5,000,000        640,250
       Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 .........     1,250,000      1,284,763


                             42 | Semiannual Report

Franklin Municipal Securities Trust

                                                                                   PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                           AMOUNT         VALUE
    --------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    Knox County Health Educational and Housing Facilities Board Revenue,
       University Health System Inc., Refunding, 5.25%, 4/01/27 ...............   $ 2,500,000   $  1,793,500
    Knoxville Electric Revenue, System, Series U, Pre-Refunded,
       5.125%, 7/01/21 ........................................................     2,340,000      2,466,851
    Knoxville Waste Water System Revenue, Improvement, Series A, MBIA
       Insured, 5.00%, 4/01/37 ................................................     3,620,000      3,340,355
    Knoxville Water Revenue, System Improvement, Series R, FSA Insured,
       5.00%, 3/01/30 .........................................................     2,370,000      2,285,652
    Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded,
       5.50%, 7/01/26 .........................................................     1,000,000      1,025,560
    Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured,
       5.00%, 7/01/22 .........................................................     2,500,000      2,447,200
    Lenoir City Electric System Revenue, Refunding and Improvement,
       FSA Insured, 5.00%, 6/01/21 ............................................     2,000,000      2,010,700
    Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38 .............     7,850,000      6,938,458
    Memphis GO, General Improvement, MBIA Insured, 5.00%, 10/01/22 ............     5,000,000      4,965,150
    Memphis-Shelby County Airport Authority Airport Revenue, Series D,
       AMBAC Insured, 6.00%, 3/01/24 ..........................................     9,930,000      8,567,206
    Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena
       Project, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23 ........     7,145,000      7,869,789
    Metropolitan Government of Nashville and Davidson County Electric
       Revenue, Series A,
       5.00%, 5/15/33 .........................................................     3,000,000      2,742,060
       AMBAC Insured, 5.00%, 5/15/25 ..........................................     5,000,000      4,950,100
    Metropolitan Government of Nashville and Davidson County GO,
       Refunding, Series B, 5.00%, 8/01/25 ....................................     5,000,000      4,977,300
       Series C, 5.00%, 2/01/25 ...............................................     3,000,000      2,986,650
    Metropolitan Government of Nashville and Davidson County Health and
       Educational Facilities Board Revenue,
       Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded,
       5.875%, 11/15/28 .......................................................     2,500,000      2,637,225
    Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ......       500,000        500,790
    Oak Ridge Utility District Gas System Revenue, AMBAC Insured,
       5.50%, 4/01/25 .........................................................       750,000        761,445
    Rutherford County Consolidated Utility District Waterworks Revenue,
       FSA Insured, 5.00%, 2/01/36 ............................................     3,060,000      2,787,721
       Refunding, MBIA Insured, 5.00%, 2/01/27 ................................     1,000,000        935,620
    Shelby County GO, Public Improvement and School, Series B, Pre-Refunded,
       5.00%, 6/01/24 .........................................................     2,000,000      2,038,860
    Shelby County Health Educational and Housing Facilities Board Revenue,
       Ave Maria Assisted Living Project, Series A, 5.50%, 12/01/31 ...........     2,010,000      1,769,644
       Methodist, Series B, FSA Insured, 5.25%, 9/01/27 .......................     5,000,000      4,585,050
       St. Jude Children's Research Hospital, Refunding, 5.00%, 7/01/36 .......     5,000,000      4,174,950
    South Blount County Utility District Waterworks Revenue, FGIC Insured,
       4.50%, 12/01/22 ........................................................     1,750,000      1,546,685
    Tennessee HDA Revenue, Homeownership Program,
       5.375%, 7/01/23 ........................................................       390,000        323,497
       2006-3, 4.90%, 7/01/37 .................................................     4,915,000      3,477,117
       Series 3C, 6.00%, 1/01/20 ..............................................       190,000        170,831
    Tennessee State School Bond Authority Revenue, Higher Educational
       Facilities, Second Program,
       Refunding, Series A, MBIA Insured, 5.00%, 5/01/26 ......................     1,250,000      1,228,550
       Refunding, Series A, MBIA Insured, 5.00%, 5/01/30 ......................     3,000,000      2,874,330
       Series A, 5.00%, 5/01/34 ...............................................     3,555,000      3,304,657
(a)    Series B, 5.50%, 5/01/38 ...............................................     4,000,000      3,982,440


                             Semiannual Report | 43

Franklin Municipal Securities Trust

                                                                                   PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                           AMOUNT         VALUE
    --------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
    West Carroll Special School GO, MBIA Insured, Pre-Refunded,
       5.375%, 6/01/29 ........................................................   $ 1,055,000   $  1,077,440
    West Wilson Utility District Waterworks Revenue,
       AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 ............................     3,780,000      4,085,159
       Improvement, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ................     1,805,000      2,003,983
       Refunding, AMBAC Insured, 5.25%, 6/01/23 ...............................       720,000        715,666
       Refunding, MBIA Insured, 4.75%, 6/01/23 ................................     1,805,000      1,657,495
       Refunding and Improvement, MBIA Insured, 4.75%, 6/01/28 ................     2,000,000      1,739,220
    White House Utility District Robertson and Sumner Counties Water and Sewer
       Revenue,
       FSA Insured, Pre-Refunded, 5.125%, 1/01/26 .............................     1,100,000      1,171,456
       FSA Insured, Pre-Refunded, 6.00%, 1/01/26 ..............................     1,000,000      1,050,680
       Refunding, FSA Insured, 5.125%, 1/01/26 ................................     1,400,000      1,348,270
    Williamson County GO, Public Improvement,
       Pre-Refunded, 5.375%, 3/01/19 ..........................................     1,480,000      1,548,909
       Pre-Refunded, 5.00%, 4/01/20 ...........................................     2,000,000      2,174,660
       Refunding, 5.00%, 3/01/20 ..............................................     2,000,000      2,083,880
                                                                                                ------------
                                                                                                 174,338,318
                                                                                                ------------
    U.S. TERRITORIES 6.6%
    GUAM 1.1%
    Guam Economic Development and Commerce Authority Revenue, Tobacco
       Settlement, Asset-Backed, Refunding, 5.25%, 6/01/32 ....................     2,445,000      1,986,905
                                                                                                ------------
    PUERTO RICO 5.1%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/32 ...........................................     1,500,000      1,645,890
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS,
       MBIA Insured, 5.00%, 7/01/25 ...........................................     5,000,000      4,288,650
    Puerto Rico Industrial Tourist Educational Medical and Environmental
       Control Facilities Financing Authority Hospital Revenue, Hospital
       Auxilio Mutuo Obligation Group Project, Series A, MBIA Insured,
       6.25%, 7/01/24 .........................................................       200,000        198,222
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured,
       5.00%, 8/01/30 .........................................................     1,000,000        849,040
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................       655,000        549,657
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................     1,845,000      2,014,832
                                                                                                ------------
                                                                                                   9,546,291
                                                                                                ------------
    VIRGIN ISLANDS 0.4%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 ........................................................     1,000,000        854,100
                                                                                                ------------
    TOTAL U.S. TERRITORIES ....................................................                   12,387,296
                                                                                                ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $200,405,729) ...                  186,725,614
                                                                                                ------------
    SHORT TERM INVESTMENTS 1.1%
    MUNICIPAL BONDS 1.1%
    TENNESSEE 1.1%
(b) Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
       Daily VRDN and Put, 0.90%, 1/01/33 .....................................       450,000        450,000


                                44 | Semiannual Report

Franklin Municipal Securities Trust

                                                                                   PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                           AMOUNT         VALUE
    --------------------------------------                                        -----------   ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TENNESSEE (CONTINUED)
(b) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
       Daily VRDN and Put, 0.90%,
       4/01/32 ................................................................   $ 1,400,000   $  1,400,000
       7/01/34 ................................................................       200,000        200,000
                                                                                                ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,050,000) ............................                    2,050,000
                                                                                                ------------
    TOTAL INVESTMENTS (COST $202,455,729) 100.7%  .............................                  188,775,614
    OTHER ASSETS, LESS LIABILITIES (0.7)% .....................................                   (1,386,606)
                                                                                                ------------
    NET ASSETS 100.0% .........................................................                 $187,389,008
                                                                                                ============

See Selected Portfolio Abbreviations on page 46.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin Municipal Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2008 (unaudited)

                                                                 FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                      HIGH YIELD            MUNICIPAL
                                                                    MUNICIPAL FUND          BOND FUND
                                                                 -------------------   ------------------
Assets:
   Investments in securities:
      Cost ...................................................     $1,527,637,526         $202,455,729
                                                                   ==============         ============
      Value ..................................................     $1,213,196,478         $188,775,614
   Cash ......................................................            768,018               46,861
   Receivables:
      Investment securities sold .............................         10,402,119                   --
      Capital shares sold ....................................            985,414              271,461
      Interest ...............................................         20,883,506            3,043,399
                                                                   --------------         ------------
         Total assets ........................................      1,246,235,535          192,137,335
                                                                   --------------         ------------
Liabilities:
   Payables:
      Investment securities purchased ........................                 --            4,053,258
      Capital shares redeemed ................................          2,266,172              375,679
      Affiliates .............................................            729,628              100,960
      Distributions to shareholders ..........................          1,421,390              194,154
   Accrued expenses and other liabilities ....................             97,372               24,276
                                                                   --------------         ------------
         Total liabilities ...................................          4,514,562            4,748,327
                                                                   --------------         ------------
            Net assets, at value .............................     $1,241,720,973         $187,389,008
                                                                   ==============         ============
Net assets consist of:
   Paid-in capital ...........................................     $1,608,198,455         $205,719,887
   Undistributed net investment income
      (distributions in excess of net investment income) .....          3,310,061              (83,652)
   Net unrealized appreciation (depreciation) ................       (314,441,048)         (13,680,115)
   Accumulated net realized gain (loss) ......................        (55,346,495)          (4,567,112)
                                                                   --------------         ------------
            Net assets, at value .............................     $1,241,720,973         $187,389,008
                                                                   ==============         ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin Municipal Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
November 30, 2008 (unaudited)

                                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                   HIGH YIELD            MUNICIPAL
                                                                                 MUNICIPAL FUND          BOND FUND
                                                                              -------------------   ------------------
CLASS A:
   Net assets, at value ...................................................       $953,773,307         $187,389,008
                                                                                  ------------         ------------
   Shares outstanding .....................................................        118,081,462           18,500,124
                                                                                  ------------         ------------
   Net asset value per share(a) ...........................................       $       8.08         $      10.13
                                                                                  ------------         ------------
   Maximum offering price per share (net asset value per share / 95.75%) ..       $       8.44         $      10.58
                                                                                  ------------         ------------
CLASS B:
   Net assets, at value ...................................................       $ 15,429,517
                                                                                  ------------
   Shares outstanding .....................................................          1,900,117
                                                                                  ------------
   Net asset value and maximum offering price per share(a) ................       $       8.12
                                                                                  ------------
CLASS C:
   Net assets, at value ...................................................       $217,646,908
                                                                                  ------------
   Shares outstanding .....................................................         26,817,005
                                                                                  ------------
   Net asset value and maximum offering price per share(a) ................       $       8.12
                                                                                  ------------
ADVISOR CLASS:
   Net assets, at value ...................................................       $ 54,871,241
                                                                                  ------------
   Shares outstanding .....................................................          6,787,974
                                                                                  ------------
   Net asset value and maximum offering price per share ...................       $       8.08
                                                                                  ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Municipal Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended November 30, 2008 (unaudited)

                                                                               FRANKLIN        FRANKLIN
                                                                              CALIFORNIA       TENNESSEE
                                                                              HIGH YIELD       MUNICIPAL
                                                                            MUNICIPAL FUND     BOND FUND
                                                                            --------------   ------------
Investment income:
   Interest .............................................................   $  44,914,038    $  4,848,807
                                                                            -------------    ------------
Expenses:
   Management fees (Note 3a) ............................................       3,454,170         555,600
   Distribution fees: (Note 3c)
      Class A ...........................................................         563,311          98,366
      Class B ...........................................................          62,208              --
      Class C ...........................................................         847,450              --
   Transfer agent fees (Note 3e) ........................................         225,822          33,878
   Custodian fees .......................................................          11,413           1,393
   Reports to shareholders ..............................................          41,477           6,222
   Registration and filing fees .........................................          10,869           4,030
   Professional fees ....................................................          19,502          13,616
   Trustees' fees and expenses ..........................................          33,588           3,774
   Other ................................................................          64,517          13,612
                                                                            -------------    ------------
         Total expenses .................................................       5,334,327         730,491
         Expenses waived/paid by affiliates (Note 3f) ...................              --         (40,392)
                                                                            -------------    ------------
            Net expenses ................................................       5,334,327         690,099
                                                                            -------------    ------------
               Net investment income ....................................      39,579,711       4,158,708
                                                                            -------------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................      (3,649,820)       (896,726)
   Net change in unrealized appreciation (depreciation) on investments ..    (259,082,895)    (16,066,214)
                                                                            -------------    ------------
Net realized and unrealized gain (loss) .................................    (262,732,715)    (16,962,940)
                                                                            -------------    ------------
Net increase (decrease) in net assets resulting from operations .........   $(223,153,004)   $(12,804,232)
                                                                            =============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Municipal Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                                          HIGH YIELD MUNICIPAL FUND              MUNICIPAL BOND FUND
                                                     ----------------------------------   --------------------------------
                                                      SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                     NOVEMBER 30, 2008     YEAR ENDED     NOVEMBER 30, 2008    YEAR ENDED
                                                        (UNAUDITED)       MAY 31, 2008       (UNAUDITED)      MAY 31, 2008
                                                     -----------------   --------------   -----------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................    $   39,579,711     $   76,114,726     $  4,158,708      $  7,294,662
      Net realized gain (loss) from investments ..        (3,649,820)        (5,211,120)        (896,726)          229,631
      Net change in unrealized appreciation
         (depreciation) on investments ...........      (259,082,895)      (115,435,864)     (16,066,214)       (2,492,147)
                                                      --------------     --------------     ------------      ------------
         Net increase (decrease) in net assets
            resulting from operations ............      (223,153,004)       (44,532,258)     (12,804,232)        5,032,146
                                                      --------------     --------------     ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................       (30,198,659)       (58,825,338)      (4,183,217)       (7,211,634)
         Class B .................................          (458,961)        (1,020,799)              --                --
         Class C .................................        (6,235,500)       (11,778,224)              --                --
         Advisor Class ...........................        (1,908,026)        (2,216,269)              --                --
                                                      --------------     --------------     ------------      ------------
   Total distributions to shareholders ...........       (38,801,146)       (73,840,630)      (4,183,217)       (7,211,634)
                                                      --------------     --------------     ------------      ------------
   Capital share transactions: (Note 2)
         Class A .................................       (50,039,423)       (32,349,466)       4,961,361        34,379,909
         Class B .................................        (3,539,164)        (3,109,861)              --                --
         Class C .................................       (13,119,633)        12,388,038               --                --
         Advisor Class ...........................        (5,308,820)        57,035,588               --                --
                                                      --------------     --------------     ------------      ------------
   Total capital share transactions ..............       (72,007,040)        33,964,299        4,961,361        34,379,909
                                                      --------------     --------------     ------------      ------------
   Redemption fees ...............................             1,704             21,731               --                35
                                                      --------------     --------------     ------------      ------------
         Net increase (decrease) in net assets ...      (333,959,486)       (84,386,858)     (12,026,088)       32,200,456
Net assets:
   Beginning of period ...........................     1,575,680,459      1,660,067,317      199,415,096       167,214,640
                                                      --------------     --------------     ------------      ------------
   End of period .................................    $1,241,720,973     $1,575,680,459     $187,389,008      $199,415,096
                                                      ==============     ==============     ============      ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period .................................    $    3,310,061     $    2,531,496     $    (83,652)     $    (59,143)
                                                      ==============     ==============     ============      ============

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin Municipal Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                  CLASS A, CLASS B, CLASS C & ADVISOR
-------                                  -----------------------------------
Franklin Tennessee Municipal Bond Fund   Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 51

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of November 30, 2008, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             52 | Semiannual Report

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN CALIFORNIA           FRANKLIN TENNESSEE
                                                        HIGH YIELD MUNICIPAL FUND       MUNICIPAL BOND FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended November 30, 2008
   Shares sold .....................................    13,291,526   $ 121,138,225    1,732,431   $ 18,533,986
   Shares issued in reinvestment of distributions ..     1,866,833      16,736,564      268,616      2,827,107
   Shares redeemed .................................   (21,173,054)   (187,914,212)  (1,569,245)   (16,399,732)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................    (6,014,695)  $ (50,039,423)     431,802   $  4,961,361
                                                       ===========   =============   ==========   ============
Year ended May 31, 2008
   Shares sold .....................................    33,977,702   $ 339,391,106    4,793,284   $ 53,039,728
   Shares issued in reinvestment of distributions ..     3,285,523      32,777,725      425,058      4,715,582
   Shares redeemed .................................   (40,523,433)   (404,518,297)  (2,108,497)   (23,375,401)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................    (3,260,208)  $ (32,349,466)   3,109,845   $ 34,379,909
                                                       ===========   =============   ==========   ============


                             Semiannual Report | 53

Franklin Municipal Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          FRANKLIN CALIFORNIA
                                                       HIGH YIELD MUNICIPAL FUND
                                                       -------------------------
                                                         SHARES        AMOUNT
                                                       ----------   ------------
CLASS B SHARES:
Six Months ended November 30, 2008
   Shares sold .....................................       24,185   $    219,459
   Shares issued in reinvestment of distributions ..       27,562        248,980
   Shares redeemed .................................     (438,519)    (4,007,603)
                                                       ----------   ------------
   Net increase (decrease) .........................     (386,772)  $ (3,539,164)
                                                       ==========   ============
Year ended May 31, 2008
   Shares sold .....................................      104,549   $  1,051,431
   Shares issued in reinvestment of distributions ..       53,753        539,263
   Shares redeemed .................................     (468,648)    (4,700,555)
                                                       ----------   ------------
   Net increase (decrease) .........................     (310,346)  $ (3,109,861)
                                                       ==========   ============
CLASS C SHARES:
Six Months ended November 30, 2008
   Shares sold .....................................    2,709,139   $ 25,272,566
   Shares issued in reinvestment of distributions ..      384,570      3,463,958
   Shares redeemed .................................   (4,677,958)   (41,856,157)
                                                       ----------   ------------
   Net increase (decrease) .........................   (1,584,249)  $(13,119,633)
                                                       ==========   ============
Year ended May 31, 2008
   Shares sold .....................................    8,295,348   $ 83,365,948
   Shares issued in reinvestment of distributions ..      653,469      6,547,398
   Shares redeemed .................................   (7,773,426)   (77,525,308)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,175,391   $ 12,388,038
                                                       ==========   ============
ADVISOR CLASS SHARES:
Six Months ended November 30, 2008
   Shares sold .....................................    3,239,292   $ 29,440,928
   Shares issued in reinvestment of distributions ..       29,899        266,619
   Shares redeemed .................................   (3,923,937)   (35,016,367)
                                                       ----------   ------------
   Net increase (decrease) .........................     (654,746)  $ (5,308,820)
                                                       ==========   ============
Year ended May 31, 2008
   Shares sold .....................................    7,541,701   $ 75,339,890
   Shares issued in reinvestment of distributions ..       30,859        308,002
   Shares redeemed .................................   (1,868,027)   (18,612,304)
                                                       ----------   ------------
   Net increase (decrease) .........................    5,704,533   $ 57,035,588
                                                       ==========   ============


                             54 | Semiannual Report

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                Over $15 billion, up to and including $17.5 billion
0.380%                Over $17.5 billion, up to and including $20 billion
0.360%                In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                             Semiannual Report | 55

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                            FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                 HIGH YIELD            MUNICIPAL
                                               MUNICIPAL FUND          BOND FUND
                                            -------------------   ------------------
Reimbursement Plans:
   Class A ..............................           0.15%                 0.15%

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.

Compensation Plans:
   Class B ..............................  0.65%   --
   Class C ..............................  0.65%   --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                            FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                 HIGH YIELD            MUNICIPAL
                                               MUNICIPAL FUND          BOND FUND
                                            -------------------   ------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..          $127,296             $41,578
Contingent deferred sales charges
   retained .............................          $154,451             $10,592

E. TRANSFER AGENT FEES

For the period ended November 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                            FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                 HIGH YIELD            MUNICIPAL
                                               MUNICIPAL FUND          BOND FUND
                                            -------------------   ------------------
Transfer agent fees .....................         $125,382              $15,217

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers has agreed in advance to waive a portion of its fees and to assume payment of other expenses through September 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After September 30, 2009, Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                             56 | Semiannual Report

Franklin Municipal Securities Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2008, the capital loss carryforwards were as follows:

                                          FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                               HIGH YIELD            MUNICIPAL
                                             MUNICIPAL FUND          BOND FUND
                                          -------------------   ------------------
Capital loss carryforwards expiring in:
   2009 ...............................        $31,858,136          $1,676,320
   2010 ...............................          4,003,471             480,932
   2011 ...............................                 --              95,080
   2012 ...............................          7,294,061             984,101
   2013 ...............................          2,650,186             422,643
   2015 ...............................            684,955              11,310
   2016 ...............................          1,572,273                  --
                                               -----------          ----------
                                               $48,063,082          $3,670,386
                                               ===========          ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2008, the Franklin California High Yield Municipal Fund deferred realized capital losses of $3,632,893.

At November 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                          FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                               HIGH YIELD            MUNICIPAL
                                             MUNICIPAL FUND          BOND FUND
                                          -------------------   ------------------
Cost of investments ...................      $1,525,849,865        $202,422,940
                                             ==============        ============
Unrealized appreciation ...............      $   16,045,687        $  3,356,387
Unrealized depreciation ...............        (328,699,074)        (17,003,713)
                                             --------------        ------------
Net unrealized appreciation
   (depreciation) .....................      $ (312,653,387)       $(13,647,326)
                                             ==============        ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended November 30, 2008, were as follows:

                                          FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                              HIGH YIELD             MUNICIPAL
                                             MUNICIPAL FUND          BOND FUND
                                          -------------------   ------------------
Purchases .............................       $ 80,033,539          $15,006,597
Sales .................................       $140,444,972          $14,520,966


                             Semiannual Report | 57

Franklin Municipal Securities Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 27.50% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin California High Yield Municipal Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At November 30, 2008, the value of this security was $606,066, representing 0.05% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on June 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                             58 | Semiannual Report

Franklin Municipal Securities Trust

8. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At November 30, 2008, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                             Semiannual Report | 59

Franklin Municipal Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             60 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income
Fund Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

                                                        One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                San Mateo, Ca 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUNICIPAL SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN S2008 01/09





      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.   N/A


      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


     ITEM 7.  DISCLOSURE OF PROXY VOTING  POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


     ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END  MANAGEMENT  INVESTMENT COMPANIES.

             N/A


     ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /S/JENNIFER J. BOLT
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  January 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JENNIFER J. BOLT
   ------------------
      Jennifer J. Bolt
      Chief Executive Officer - Finance and Administration
Date  January 27, 2009


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  January 27, 2009